Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Sino Fortune Holding Corporation (the “Company”) on Form 10-Q for the quarter ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I,Bodang Liu, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2017
/s/ Bodang Liu
Bodang Liu
Chief Executive Officer
(Principal Executive Officer)